SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2019 (May 16, 2019)

CARDIFF LEXINGTON CORPORATION

(Exact name of Registrant as specified in its charter)

Florida	000-49709	84-1044583
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 E. Las Olas Blvd. Suite 1400

Ft. Lauderdale, FL 33301

(Address of principal executive offices, including zip code)

(844) 628-2100

(Registrant's telephone number, including area code)

_________________________________________________________

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanation Note: In this Current Form 8-K/A, “Company,” “our company,” “we” “us,” and “our” refer to Cardiff International, Inc., unless the context requires otherwise.

Item 2.01 Completion of Acquisition or Disposition of Assets

On May 16, 2019, Cardiff Lexington Corporation (the “Company”) filed a Current Report on Form 8-K (the “Initial Report”) to report, among other things, the completion of the acquisition of JM Enterprises, LLC (dba – Key Tax Group) a full service tax resolution firm. The Company hereby amends the Initial Report to include the historical financial statements required by Item 9.01(a) and (b) of Form 8-K. This Form 8-K/A should be read in conjunction with the Initial Report.

Item 9.01. Financial Statements and Exhibits

Exhibit Number	Description

99.1	Financial Statements of JM Enterprises I, Inc. for the period ended March 31, 2019
99.2	Financial Statements of JM Enterprises I, Inc. for the year ended December 31, 2018
99.3	Pro forma Consolidated Statements of Operations of JME EnterprisesI, Inc. for the three and six months ended June 30, 2019 and 2018

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cardiff Lexington Corporation

Date: November 4, 2019	By:	/s/ Daniel R Thompson
Daniel R Thompson
Chairman

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